QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2008

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware (State or other jurisdiction of incorporation)	84-0178360 (IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

        On July 2, 2008, Molson Coors Brewing Company ("MCBC" or the "Company") filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Initial 8-K") to report, among other things, the completion of the formation of the MillerCoors LLC ("MillerCoors") joint venture with SABMiller plc ("SABMiller"). The effective date of the formation of the MillerCoors joint venture was July 1, 2008. This Form 8-K/A amends and supplements the Initial 8-K and is being filed to provide the financial statements described in Item 9.01 below which were not previously filed with the Initial 8-K, and are permitted to be filed by amendment no later than 71 calendar days after the date the Initial 8-K was required to be filed with the SEC.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)
Financial statements of businesses acquired.

        The audited financial statements of Miller Brewing Company for the year ended March 31, 2008, including the report of the independent auditor, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)
Pro Forma financial information.

        The unaudited pro forma combined financial information and explanatory notes give effect to the MillerCoors joint venture transaction representing both the disposition of 58% of our U.S. beer business and the acquisition of 42% of Miller Brewing Company's U.S. beer business. The unaudited pro forma condensed combined balance sheet gives the effect to the transaction between MCBC and SABMiller as if it occurred on March 30, 2008. The unaudited pro forma condensed combined income statements give effect to the transaction between MCBC and SABMiller as if it occurred on January 1, 2007, the first day of MCBC's fiscal year ended December 30, 2007. The pro forma condensed combined financial statements are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by this reference.

(c)
Shell Company Transactions.

        Not Applicable.

(d)
Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP dated September 12, 2008, filed herewith.
99.1	Financial statements of Miller Brewing Company for the year ended March 31, 2008 (audited), filed herewith.
99.2	Unaudited pro forma condensed combined financial information and explanatory notes, filed herewith.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

MOLSON COORS BREWING COMPANY

Dated: September 12, 2008		/s/ STEWART GLENDINNING
	By:	Stewart Glendinning
	Its:	Vice President and Chief Financial Officer

QuickLinks

  ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE